Note 7 - Income Taxes - Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
NOL carryforwards	$ 9,177,607	$ 8,711,765
Accruals and reserves	10,898	14,402
Stock compensation	237,976	83,472
Fixed assets/capitalized start-up costs	3,332	3,589
Deferred Tax Assets, Gross, Total	9,429,813	8,813,228
Valuation allowance	(9,429,813)	(8,813,228)
Net deferred tax assets